SELIGMAN

                                                                ----------------
                                                                   TIME HORIZON/
                                                                       HARVESTER
                                                                    SERIES, INC.

                          SELIGMAN TIME HORIZON 30 FUND

                          SELIGMAN TIME HORIZON 20 FUND

                          SELIGMAN TIME HORIZON 10 FUND

                             SELIGMAN HARVESTER FUND

                                 MID-YEAR REPORT

                                  JUNE 30, 2001

                                Asset Allocation
                               Strategies Seeking
                                 to Manage Risk
                                    Over Time

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[PHOTO]

James, Jesse, and Joseph Seligman, 1870

Table of Contents

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview................................    5
Benchmark Descriptions...............................   9
Portfolios of Investments............................  10
Statements of Assets and Liabilities.................  12
Statements of Operations............................   13
Statements of Changes in Net Assets.................   14
Notes to Financial Statements.......................   16
Financial Highlights.................................  21
Report of Independent Auditors .....................   25
Board of Directors ..................................  26
Executive Officers and For More Information .........  27
Glossary of Financial Terms.........................   28

TO THE SHAREHOLDERS

The first half of 2001 was difficult for most segments of the stock market. However, the Seligman Time Horizon Funds (30, 20, and 10) posted competitive results within this challenging market. While the bond market overall delivered better results than did the stock market, Seligman Harvester Series posted disappointing returns primarily as a result of its exposure to high-yield bonds within the telecommunication industry, which had underperformed the broader high-yield bond market.

During this time, the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990s, many technology companies took advantage of readily available capital to build their capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later this year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

We are optimistic that the stage has been set for a return to healthy economic growth. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and positive sentiment toward the stock market.

Thank you for your support of Seligman Time Horizon/Harvester Series. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman

                                              /s/ Brian T. Zino
                                                  Brian T. Zino
                                                      President

August 17, 2001

Interview With Your Portfolio Manager
Charles W. Kadlec

Q: How did Seligman Time Horizon/Harvester Series perform for the six months ended June 30, 2001?

A: The past six months continued to be difficult for domestic and international equity markets. During this time, the Standard & Poor's Composite Stock Index (S&P 500) was down 6.70%. Technology stocks continued to be among the worst performers, with the Nasdaq Composite Index losing 12.19% of its value. Bond markets provided better performance, with the Lehman Brothers Government/Credit Index rising 3.51%, and the CSFB High Yield Index rising 4.61% during this time.

    In this difficult environment, we were generally pleased with the returns delivered by the Funds. The most aggressive Fund in the Series -- Seligman Time Horizon 30 Fund -- delivered the highest return of -1.44% based on the net asset value of Class A shares. Seligman Time Horizon 20 Fund and Seligman Time Horizon 10 Fund also solidly beat the S&P 500 with returns of -3.09% and -3.79%, respectively, based on the net asset value of Class A shares. However, we are disappointed with the total return of -7.09% delivered by Seligman Harvester Fund based on the net asset value of its Class A shares.

Q: What economic and market factors affected the Funds' performances during this period?

A: Over the past six months, the US economy continued to slow from about 2% annualized GDP growth at the beginning of the year to about 0.7% by mid-year. The US Federal Reserve Board has responded aggressively to this slowdown by cutting the federal funds rate. During the first six months of 2001, this rate was cut six times for a total of 275 basis points. Much of the damage to the economy could not be undone as quickly. Corporations announced disappointing earnings and unemployment began to creep higher as these companies sought to trim expenses. However, American consumers continued to spend, keeping the economy moving, albeit at a much slower pace. The stock market responded to the slew of disappointing economic news, and equity prices continued the downward slide begun at the beginning of last year. Fixed-income markets held up better than stocks as rapidly falling short-term yields placed some downward pressure on longer-term bond yields.

Q: All the Funds in the Series performed well in light of general market conditions. However, Seligman Harvester Fund delivered disappointing returns, considering its high exposure to bonds. What caused the Fund to perform as it did?

A: Seligman Harvester Fund is designed primarily for investors who are relying on a pool of assets to generate income over a sustained period. A portion of the Fund's assets have been allocated to high-yield bonds to provide the Fund with a high level of current income. However, while successful in terms of reaching that goal, these bonds can also fluctuate in price,

Portfolio Management

Each Fund in the Series is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of J. & W. Seligman & Co. Incorporated since January 1992, and Chief Investment Strategist for Seligman Advisors since April 1997. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

[PHOTO]

Charles W. Kadlec, Portfolio Manager

Interview With Your Portfolio Manager
Charles W. Kadlec

    and unfortunately the prices of the bonds held in the underlying fund's portfolio have recently been moving downward. While we continue to believe that exposure to high-yield bonds is appropriate for Seligman Harvester Fund, we will likely reduce the Fund's exposure to these bonds during the second half of the year.

Q:  Which sectors made the greatest positive impact on the Funds' performances?

A: All the Funds, except for Seligman Harvester Fund, were impacted positively by their exposure to Seligman Communications and Information Fund. In spite of the generally poor performance delivered by technology stocks during this time, Seligman Communications and Information Fund provided outstanding returns. Seligman Communications and Information Fund's portfolio management team has always focused on finding good companies that can deliver solid growth over time, and for a reasonable price. For some time, this style of investing was out of favor, but the team stuck to its principals and has recently been rewarded with returns that have far outpaced the overall technology market. Seligman Time Horizon 30 Fund has the greatest exposure to this underlying fund, which is the primary reason it delivered the best returns for the six-month period ended June 30, 2001.

    Small-cap value stocks were one of the few areas of the market to deliver strong performances during this six-month period, and Seligman Time Horizon 30, 20, and 10 Funds all benefited from their exposure to these stocks through Seligman Small-Cap Value Fund. As the rest of the market experienced price declines, investors began to look more broadly for opportunities, and found them among previously neglected value stocks, and specifically among long-ignored smaller-company value stocks.

    Areas of the market can often underperform for long periods and then suddenly come back into favor. Such shifts in market sentiment can happen so quickly that it can be difficult for investors to see the change coming in time to take the appropriate action. This is why we continue to recommend being invested in different areas of the market at all times, rather than trying to time market sectors. Seligman Time Horizon/Harvester Series provides investors with this ongoing exposure to a wide variety of market sectors, along with active management that ensures that shareholders' portfolios remain appropriately balanced for their designated time frames.

Q:  Which sectors detracted from performance?

A: Exposure to high-yield bonds, specifically those within the telecommunications sector, adversely impacted the performance of Seligman Harvester Fund, as well as Seligman Time Horizon 10 Fund. These Funds are exposed to high-yield bonds through Seligman High-Yield Bond Series, which had overweighted the telecommunications sector during this time. The high-yield debt of these companies delivered poor performances during a time when other areas of the high-yield market were recovering. Seligman High-Yield Bond Series has recently lowered its exposure to these issues, raised its average credit quality, and increased the portfolio's diversification.

    All of the Funds were negatively impacted by their exposure to non-US financial markets. However, we strongly believe that some international exposure is crucial for long-term success. Many overseas economies are growing faster than the US, and we feel these opportunities cannot be ignored. In fact, emerging markets began to see some improvement during the first half of the year and Seligman Emerging Markets Fund delivered a positive total return.

    The Series gains exposure to international markets through investments in Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund, Seligman Global Growth Fund, and Seligman International Growth Fund. While Seligman Emerging Markets Fund and Seligman International Growth Fund have almost no US investments, Seligman Global Smaller Companies Fund and Seligman Global Growth Fund invest throughout the world, including the US. Seligman Time Horizon/ Harvester Series accounts for this, and the non-US

Interview With Your Portfolio Manager
Charles W. Kadlec

    target allocations for the Series range from 30% for Seligman Time Horizon 30 and 20 Funds, to 20% for Seligman Time Horizon 10 Fund, to 15% for Seligman Harvester Fund.

Q:  What is your outlook?

A: Equity investors have weathered a difficult period, but I believe the economy and the markets are poised for a turnaround. First, I believe the Fed's monetary policy has only recently begun to ease. While the Fed began to aggressively reduce interest rates in January, market interest rates were falling at the same time. It wasn't until May's 50-basis-point rate cut that the Fed was successful in reducing the overnight federal funds rate, which it controls, below the yield on two-year Treasuries. The inadvertent consequence was that the Fed remained relatively tight as its overnight interest rate was artificially high until mid-May.

    Since May, however, evidence shows that monetary policy has indeed changed. The monetary base -- that part of the money supply that the Fed controls -- began to grow at a faster pace. In particular, we have been watching commodity prices, such as the price of gold. During the first quarter of 2001, commodity prices were declining, an indication that the Fed was not fully meeting the global demand for US dollars. Recently, however, the downward drift in commodity prices ended, signaling that the Fed is now beginning to accommodate the world's need for dollars.

    Improved monetary policy is also restoring price stability. During the second quarter, for example, the Domestic Purchasers Deflator, the broadest measure of inflation, rose at only a 1.5% annual rate, slow enough to reduce the increase in this measure of inflation to 2.1% over the past year. Price stability makes conducting business easier and has historically been associated with above-average economic growth and above-average equity market returns.

    The tax cut should also provide a modest catalyst for growth. The tax rebates being mailed this year may produce an increase in consumer spending. However, this money cannot now be used for retiring government debt, an event that also would have put money in the pockets of Americans as government bond holders received payment on their Treasury loans. Thus, the net effect is likely to be transitory and only modestly positive. The permanent reduction in tax rates, however, will reduce the barriers to domestic commerce, and thereby increase the opportunities for economic growth.

    Globally, we are concerned about the European Central Bank's continued inability to foster confidence in the euro, to maintain the euro's value, and hence to maintain price stability. The risk of a currency devaluation or government default in Argentina and the rapid decline in the Brazilian real are also concerns, and we believe an increase in global monetary instability would pose a real threat to world economic growth.

    However, we remain optimistic regarding the long-term outlook for the global economy and global equity markets. It now appears that China may gain entry into the World Trade Organization before year-end, setting the stage for a positive trading environment for the world, and particularly for Asia. In Europe, tax rates are being reduced -- a situation that has historically spurred economic growth and allowed equity markets to deliver above-average returns. In addition, eastern Europe is becoming integrated with western Europe's economy, and Europe's free-trade agreement with Mexico (signed last year) is likely to benefit both Europe and Mexico.

    While risks remain, we continue to be positive regarding our outlook for US and international markets. We believe that the US economy, spurred by improved monetary policy and tax-rate reductions, will show real signs of improvement by the end of this year or early 2002. There are also reasons to be optimistic about economic growth throughout the world. Once investors become convinced that the global economy is on the mend, we expect that stock markets will begin to reward those who have remained invested.

Performance Overview
Seligman Time Horizon 30 Fund(1)

Investment Results per Share
Total Returns
For the Periods Ended June 30, 2001

                                                                                    AVERAGE ANNUAL
                                                                            ------------------------------
                                                                             ONE                SINCE
                                                  SIX MONTHS*                YEAR             INCEPTION(1)
                                                  -----------               ------            ------------
Class A**
With Sales Charge                                    (6.11)%                (21.38)%             (12.33)%
Without Sales Charge                                 (1.44)                 (17.49)               (9.35)
Class B**
With CDSC***                                         (6.68)                 (22.02)              (12.26)
Without CDSC                                         (1.77)                 (17.94)               (9.80)
Class C**
With Sales Charge and CDSC                           (3.68)                 (19.62)              (11.17)
Without Sales Charge and CDSC                        (1.77)                 (17.94)               (9.97)
Class D**
With 1% CDSC                                         (2.75)                 (18.76)                n/a
Without CDSC                                         (1.77)                 (17.94)               (9.97)

BENCHMARKS
Horizon 30 Composite Index(2)                        (1.25)                  (7.39)               (3.41)
S&P 500(3)                                           (6.70)                 (14.83)               (9.94)

NET ASSET VALUE                                 JUNE 30, 2001          DECEMBER 31, 2000     JUNE 30, 2000
                                                -------------          -----------------     -------------
Class A                                              $6.15                   $6.24                $7.49
Class B                                               6.10                    6.21                 7.47
Class C                                               6.10                    6.21                 7.47
Class D                                               6.10                    6.21                 7.47

CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2001
Realized                                            $0.179+
Unrealized                                          (0.638)++

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The CDSC is 5% for periods of one year or less, and 4% since inception.

  + Represents net gain realized in November and December 2000, to be paid in 2001.

 ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 21 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.

(2) See page 9 for benchmark descriptions.

(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

Performance Overview
Seligman Time Horizon 20 Fund(1)

Investment Results per Share
Total Returns
For the Periods Ended June 30, 2001

                                                                                    AVERAGE ANNUAL
                                                                            ------------------------------
                                                                             ONE                SINCE
                                                  SIX MONTHS*                YEAR             INCEPTION(1)
                                                  -----------               ------            ------------
Class A**
With Sales Charge                                    (7.66)%                (19.54)%             (11.10)%
Without Sales Charge                                 (3.09)                 (15.55)               (8.08)
Class B**
With CDSC***                                         (8.41)                 (20.47)              (11.31)
Without CDSC                                         (3.59)                 (16.31)               (8.83)
Class C**
With Sales Charge and CDSC                           (5.44)                 (18.03)              (10.19)
Without Sales Charge and CDSC                        (3.59)                 (16.31)               (8.98)
Class D**
With 1% CDSC                                         (4.55)                 (17.15)                n/a
Without CDSC                                         (3.59)                 (16.31)               (8.98)

BENCHMARKS
Horizon 20 Composite Index(2)                        (2.49)                 (9.24)                (5.12)
S&P 500(3)                                           (6.70)                 (14.83)               (9.94)


NET ASSET VALUE                                 JUNE 30, 2001          DECEMBER 31, 2000     JUNE 30, 2000
                                                -------------          -----------------     -------------
Class A                                              $6.27                   $6.47                $7.47
Class B                                               6.18                    6.41                 7.43
Class C                                               6.18                    6.41                 7.43
Class D                                               6.18                    6.41                 7.43

CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2001
Realized                                            $0.171+
Unrealized                                          (0.614)++

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The CDSC is 5% for periods of one year or less, and 4% since inception.

  + Represents net gain realized in November and December 2000, to be paid in 2001.

 ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 22 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.

(2) See page 9 for benchmark descriptions.

(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

Performance Overview
Seligman Time Horizon 10 Fund(1)

Investment Results per Share
Total Returns
For the Periods Ended June 30, 2001

                                                                                    AVERAGE ANNUAL
                                                                            ------------------------------
                                                                             ONE                SINCE
                                                  SIX MONTHS*                YEAR             INCEPTION(1)
                                                  -----------               ------            ------------
Class A**
With Sales Charge                                    (8.38)%                (18.64)%             (10.34)%
Without Sales Charge                                 (3.79)                 (14.61)               (7.30)
Class B**
With CDSC***                                         (8.92)                 (19.40)              (10.52)
Without CDSC                                         (4.12)                 (15.19)               (8.02)
Class C**
With Sales Charge and CDSC                           (6.08)                 (16.92)               (9.16)
Without Sales Charge and CDSC                        (4.12)                 (15.19)               (7.93)
Class D**
With 1% CDSC                                         (5.08)                 (16.03)                n/a
Without CDSC                                         (4.12)                 (15.19)               (8.10)

BENCHMARKS
Horizon 10 Composite Index(2)                        (2.05)                  (6.67)               (3.19)
S&P 500(3)                                           (6.70)                 (14.83)               (9.94)

NET ASSET VALUE                                 JUNE 30, 2001          DECEMBER 31, 2000     JUNE 30, 2000
                                                -------------          -----------------     -------------
Class A                                              $6.34                 $6.59                  $7.48
Class B                                               6.28                  6.55                   7.46
Class C                                               6.28                  6.55                   7.46
Class D                                               6.28                  6.55                   7.46

CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2001
Realized                                            $0.136+
Unrealized                                          (0.669)++

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

---------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The CDSC is 5% for periods of one year or less, and 4% since inception.

  + Represents net gain realized in November and December 2000, to be paid in 2001.

 ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 23 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.

(2) See page 9 for benchmark descriptions.

(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an index.

Performance Overview
Seligman Harvester Fund(1)

Investment Results per Share
Total Returns
For the Periods Ended June 30, 2001

                                                                                    AVERAGE ANNUAL
                                                                            ------------------------------
                                                                             ONE                SINCE
                                                  SIX MONTHS*                YEAR             INCEPTION(1)
                                                  -----------               ------            ------------
Class A**
With Sales Charge                                   (11.54)%                (17.07)%             (11.06)%
Without Sales Charge                                 (7.09)                 (12.88)               (8.04)
Class B**
With CDSC***                                        (12.36)                 (18.33)              (11.49)
Without CDSC                                         (7.82)                 (14.16)               (9.11)
Class C**
With Sales Charge and CDSC                           (9.70)                 (15.82)              (10.40)
Without Sales Charge and CDSC                        (7.82)                 (14.16)               (9.19)
Class D**
With 1% CDSC                                         (8.73)                 (14.99)                n/a
Without CDSC                                         (7.82)                 (14.16)               (9.19)

BENCHMARKS

Harvester Composite Index(2)                          3.51                   10.36                11.13
S&P 500(3)                                           (6.70)                 (14.83)               (9.94)

NET ASSET VALUE                                 JUNE 30, 2001          DECEMBER 31, 2000     JUNE 30, 2000
                                                -------------          -----------------     -------------
Class A                                              $5.98                 $6.56                  $7.13
Class B                                               5.94                  6.54                   7.13
Class C                                               5.94                  6.54                   7.13
Class D                                               5.94                  6.54                   7.13

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2001
Dividends Paid:+
Class A                                            $ 0.117
Class B                                              0.091
Class C                                              0.091
Class D                                              0.091
Realized                                             0.077++
Unrealized                                          (0.708)+++

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

---------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The CDSC is 5% for periods of one year or less, and 4% since inception.

  + Represents the per share dividends paid or declared for the six months ended
    June 30, 2001.

 ++ Represents net gain realized in November and December 2000, to be paid in 2001.

+++ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 24 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/17/00, 1/18/00, and 2/29/00, respectively.

(2) See page 9 for benchmark descriptions.

(3) The Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume the investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.

Benchmark Descriptions

Composite indices were created by the Manager using widely recognized benchmarks. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The composites use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. The composites exclude the effects of fees and/or sales charges. Investors cannot invest directly in a composite index.

THE HORIZON 30 COMPOSITE INDEX is comprised of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% MSCI Emerging Markets Free Index (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

THE HORIZON 20 COMPOSITE INDEX is comprised of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index.

THE HORIZON 10 COMPOSITE INDEX is comprised of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% MSCI Emerging Markets Free Index, 10% MSCI EAFE Index, 15% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (US Corporate Bonds), 5% Ibbotson Long-Term Government Bond Index (Long-Term Government Bonds).

THE HARVESTER INDEX is comprised of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% Morgan Stanley Capital International Europe Australasia Far East Index, 30% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index, 10% Ibbotson Long-Term Government Bond Index.

INDEX RETURNS

                                                                                                      SINCE
                                                                        SIX*           ONE          INCEPTION
For Periods Ended June 30, 2001                                        MONTHS*         YEAR         1/10/00**
                                                                       -------        ------        ---------

Russell 2000 Index..............................................        6.94%           0.65%          2.83%
Russell Midcap Index............................................       (1.96)           0.96           3.75
S&P 500 Composite Stock Index...................................       (6.70)         (14.83)         (9.94)
Salomon Smith Barney Emerging Markets Index World Ex US.........       (7.94)         (17.64)         (9.04)
MSCI EMF Index..................................................       (1.64)         (25.82)        (23.64)
MSCI EAFE Index.................................................      (14.40)         (23.32)        (16.39)
Salomon Brothers Long-Term High Grade Corporate Bond
   Total Return Index...........................................        3.51           11.13          10.36
Ibbotson Long-Term Government Bond Index........................       (0.75)           9.57          13.48

---------------
*  Not annualized.
** Annualized.

Portfolios of Investments
June 30, 2001

SELIGMAN TIME HORIZON 30 FUND

                                                                                         SHARES        VALUE
                                                                                         ------        -----
Domestic Equity Funds -- 58.9%
Seligman Capital Fund*..........................................................         32,130      $  730,958
Seligman Communications and Information Fund*...................................         18,780         532,037
Seligman Frontier Fund*.........................................................          7,827          97,525
Seligman Growth Fund*...........................................................         19,029          96,667
Seligman Large-Cap Value Fund*..................................................          7,975          94,663
Seligman Small-Cap Value Fund*..................................................         38,508         420,507
                                                                                                     ----------
                                                                                                      1,972,357
                                                                                                     ----------
Global Equity Funds -- 38.1%
Seligman Emerging Markets Fund*.................................................         64,012         320,700
Seligman Global Smaller Companies Fund*.........................................         60,659         795,846
Seligman International Growth Fund*.............................................         13,861         158,709
                                                                                                     ----------
                                                                                                      1,275,255
                                                                                                     ----------
Total Investments (Cost $3,597,161) -- 97.0%....................................                      3,247,612

Other Assets Less Liabilities -- 3.0%...........................................                        101,945
                                                                                                     ----------
Net Assets -- 100.0%............................................................                     $3,349,557
                                                                                                     ==========

SELIGMAN TIME HORIZON 20 FUND

Domestic equity Funds -- 61.8%
Seligman Capital Fund*..........................................................         82,539      $1,877,762
Seligman Communications and Information Fund*...................................         32,934         933,020
Seligman Frontier Fund*.........................................................         22,036         274,569
Seligman Growth Fund*...........................................................        162,001         822,965
Seligman Large-Cap Value Fund*..................................................         67,900         805,973
Seligman Small-Cap Value Fund*..................................................        100,868       1,101,479
                                                                                                     ----------
                                                                                                      5,815,768
                                                                                                     ----------
Global Equity Funds -- 35.6%
Seligman Emerging Markets Fund*.................................................        181,543         909,530
Seligman Global Smaller Companies Fund*.........................................        117,519       1,541,849
Seligman International Growth Fund*.............................................         78,981         904,333
                                                                                                     ----------
                                                                                                      3,355,712
                                                                                                     ----------
Total Investments (Cost $10,102,968) -- 97.4% ..................................                      9,171,480

Other Assets Less Liabilities -- 2.6%...........................................                        246,477
                                                                                                     ----------
Net Assets-- 100.0%.............................................................                     $9,417,957
                                                                                                     ==========

----------------
* Non-income producing security.
See Notes to Financial Statements.

                                       10

Portfolios of Investments
June 30, 2001

SELIGMAN TIME HORIZON 10 FUND

                                                                                         SHARES        VALUE
                                                                                         ------        -----
Domestic Equity Funds -- 55.9%
Seligman Capital Fund*..........................................................        125,261     $ 2,849,688
Seligman Communications and Information Fund*...................................         49,385       1,399,077
Seligman Frontier Fund*.........................................................         33,533         417,821
Seligman Growth Fund*...........................................................        243,091       1,234,902
Seligman Large-Cap Value Fund*..................................................        101,888       1,209,411
Seligman Small-Cap Value Fund*..................................................         75,641         826,000
                                                                                                    -----------
                                                                                                      7,936,899
                                                                                                    -----------
Global equity funds -- 22.0%
Seligman Emerging Markets Fund*.................................................        135,889         680,804
Seligman Global Smaller Companies Fund*.........................................         82,971       1,088,580
Seligman International Growth Fund*.............................................        118,505       1,356,882
                                                                                                    -----------
                                                                                                      3,126,266
                                                                                                    -----------
Fixed-Income funds -- 19.0%
Seligman High-Yield Bond Series.................................................        466,356       2,019,321
Seligman U.S. Government Securities Series......................................         98,929         678,653
                                                                                                    -----------
                                                                                                      2,697,974
                                                                                                    -----------
Total Investments (Cost $15,271,679) -- 96.9%...................................                     13,761,139

Other Assets Less Liabilities -- 3.1%...........................................                        431,850
                                                                                                    -----------
Net Assets -- 100.0%............................................................                    $14,192,989
                                                                                                    ===========

SELIGMAN HARVESTER FUND

Domestic Equity Funds -- 42.5%
Seligman Capital Fund*..........................................................         48,244     $ 1,097,551
Seligman Common Stock Fund......................................................        124,385       1,554,812
Seligman Growth Fund*...........................................................        186,924         949,574
Seligman Large-Cap Value Fund*..................................................         78,148         927,617
                                                                                                    -----------
                                                                                                      4,529,554
                                                                                                    -----------
Global equity funds -- 16.5%
Seligman Global Growth Fund*....................................................         63,150         521,619
Seligman International Growth Fund*.............................................        108,325       1,240,321
                                                                                                    -----------
                                                                                                      1,761,940
                                                                                                    -----------
Fixed-Income funds -- 38.6%
Seligman High-Yield Bond Series.................................................        713,948       3,091,395
Seligman U.S. Government Securities Series......................................        149,052       1,022,497
                                                                                                    -----------
                                                                                                      4,113,892
                                                                                                    -----------
Total Investments (Cost $11,675,354) -- 97.6%...................................                     10,405,386

Other Assets Less Liabilities -- 2.4%...........................................                        250,961
                                                                                                    -----------
Net Assets -- 100.0%............................................................                    $10,656,347
                                                                                                    ===========

----------------
* Non-income producing security.
See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2001

                                                              Seligman        Seligman        Seligman       Seligman
                                                            Time Horizon    Time Horizon    Time Horizon     Harvester
                                                              30 Fund         20 Fund         10 Fund          Fund
                                                             ----------     -----------     -----------     -----------
ASSETS:
Investments in Underlying Funds, at value
   (see portfolios of investments):.....................     $3,247,612     $ 9,171,480     $13,761,139     $10,405,386
Cash....................................................         73,562         272,249         280,007         214,302
Prepaid registration fees...............................         27,110          27,678          27,673          27,571
Dividends receivable....................................             --              --          11,359          17,277
Receivable for Capital Stock sold.......................         49,709         314,816         353,595         107,529
Receivable from the Manager.............................         20,536          22,341          21,717          22,607
Other...................................................          1,473           7,213           3,134           2,664
                                                             ----------     -----------     -----------     -----------
Total Assets ...........................................      3,420,002       9,815,777      14,458,624      10,797,336
                                                             ----------     -----------     -----------     -----------
LIABILITIES:
Payable for investments purchased.......................         57,802         378,177         238,202         107,589
Dividends payable.......................................             --              --              --          11,680
Payable for Capital Stock repurchased...................             --              --              --              71
Accrued expenses and other..............................         12,643          19,643          27,433          21,649
                                                             ----------     -----------     -----------     -----------
Total Liabilities ......................................         70,445         397,820         265,635         140,989
                                                             ----------     -----------     -----------     -----------
Net Assets..............................................     $3,349,557     $ 9,417,957     $14,192,989     $10,656,347
                                                             ==========     ===========     ===========     ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at $0.001 par value:
Class A.................................................     $      134     $       354     $       396     $       251
Class B.................................................            105             207             643             436
Class C.................................................            264             816           1,031           1,026
Class D.................................................             45             142             187              80
Additional paid-in capital..............................      3,592,114      10,066,340      15,203,138      11,740,811
Undistributed net investment income.....................          8,443          22,712         191,158          45,026
Undistributed net realized gain.........................         98,001         258,874         306,976         138,685
Net unrealized depreciation of investments..............       (349,549)       (931,488)     (1,510,540)     (1,269,968)
                                                             ----------     -----------     -----------     -----------
Net Assets..............................................     $3,349,557     $ 9,417,957     $14,192,989     $10,656,347
                                                             ==========     ===========     ===========     ===========
Net Assets:
Class A.................................................     $  822,356     $ 2,218,355     $ 2,510,872     $ 1,501,880
Class B.................................................        638,731       1,279,166       4,037,180       2,588,471
Class C.................................................      1,614,097       5,044,852       6,471,901       6,088,405
Class D.................................................        274,373         875,584       1,173,036         477,591

SHARES OF CAPITAL STOCK OUTSTANDING:
Class A.................................................        133,634         353,567         396,154         251,301
Class B.................................................        104,742         206,901         642,721         435,691
Class C.................................................        264,451         816,022       1,030,704       1,025,843
Class D.................................................         44,957         141,616         186,764          80,345

NET ASSET VALUE PER SHARE:
Class A.................................................          $6.15           $6.27           $6.34           $5.98
Class B.................................................           6.10            6.18            6.28            5.94
Class C.................................................           6.10            6.18            6.28            5.94
Class D.................................................           6.10            6.18            6.28            5.94

---------------
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2001

                                                              Seligman        Seligman        Seligman       Seligman
                                                            Time Horizon    Time Horizon    Time Horizon     Harvester
                                                              30 Fund         20 Fund         10 Fund          Fund
                                                             ----------     -----------     -----------     -----------
INVESTMENT INCOME:
Dividends from Underlying Funds.........................      $     --       $      --       $ 101,561       $ 168,886
                                                              --------       ---------       ---------       ---------
EXPENSES:
Registration............................................        45,033          45,787          46,450          45,940
Distribution and service fees...........................         7,482          18,319          29,948          24,258
Auditing and legal fees.................................         6,439          10,814          14,588          12,094
Directors' fees and expenses............................         2,374           2,374           2,374           2,374
Shareholder reports and communications..................         2,239           3,806           6,063           3,211
Management fee..........................................         1,287           3,220           4,729           3,896
Shareholder account services............................         1,086           1,185           2,422           1,171
Custody and related services............................           126             147             147             147
Miscellaneous...........................................           547             663             685             654
                                                              --------       ---------       ---------       ---------
Total Expenses Before Waiver/Reimbursement..............        66,613          86,315         107,406          93,745
Waiver/reimbursement of expenses........................       (52,693)        (51,893)        (53,812)        (50,009)
                                                              --------       ---------       ---------       ---------
Total Expenses After Waiver/Reimbursement...............        13,920          34,422          53,594          43,736
                                                              --------       ---------       ---------       ---------
Net Investment Income (Loss)............................       (13,920)        (34,422)         47,967         125,150
                                                              --------       ---------       ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments and distributions
   from Underlying Funds................................            --              --              --              --
Net change in unrealized depreciation of investments....        14,598         (70,768)       (320,803)       (763,358)
                                                              --------       ---------       ---------       ---------
Net Gain (Loss) on Investments..........................        14,598         (70,768)       (320,803)       (763,358)
                                                              --------       ---------       ---------       ---------
Increase (Decrease) in Net Assets from Operations.......      $    678       $(105,190)      $(272,836)      $(638,208)
                                                              ========       =========       =========       =========

----------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                        SELIGMAN                              SELIGMAN
                                                  TIME HORIZON 30 FUND                  TIME HORIZON 20 FUND
                                             -----------------------------         -----------------------------
                                             SIX MONTHS          1/10/00*          SIX MONTHS          1/10/00*
                                                ENDED               TO*              ENDED               TO*
                                               6/30/01          12/31/00*           6/30/01           12/31/00*
                                             ----------         ----------         ----------         ----------
OPERATIONS:
Net investment income (loss).............    $  (13,920)        $   (7,393)        $  (34,422)        $  (24,126)
Net realized gain on investments and
   distributions from Underlying Funds...            --            135,053                 --            364,984
Net change in unrealized depreciation
   of investments........................        14,598           (364,147)           (70,768)          (860,720)
                                             ----------         ----------         ----------         ----------
Increase (Decrease) in Net Assets
   From Operations.......................           678           (236,487)          (105,190)          (519,862)
                                             ----------         ----------         ----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................            --                 --                 --                 --
   Class B...............................            --                 --                 --                 --
   Class C...............................            --                 --                 --                 --
   Class D...............................            --                 --                 --                 --
Net realized gain on investments:
   Class A...............................            --             (1,860)                --             (5,970)
   Class B...............................            --               (994)                --             (4,336)
   Class C...............................            --             (4,279)                --            (12,718)
   Class D...............................            --               (847)                --             (3,691)
                                             ----------         ----------         ----------         ----------
Decrease in Net Assets
   From Distributions....................            --             (7,980)                --            (26,715)
                                             ----------         ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares........     1,187,225          2,247,946          4,374,249          4,742,932
Exchanged from associated Funds..........       160,587            173,768            560,227          1,382,739
Investment of dividends..................            --                 --                 --                 --
Value of shares issued in payment of
   gain distributions....................            --              7,899                 --             24,233
                                             ----------         ----------         ----------         ----------
Total....................................     1,347,812          2,429,613          4,934,476          6,149,904
                                             ----------         ----------         ----------         ----------
Cost of shares repurchased...............      (167,171)           (11,700)          (395,333)          (270,152)
Exchanged into associated Funds..........        (3,178)           (27,034)          (342,099)           (32,076)
                                             ----------         ----------         ----------         ----------
Total....................................      (170,349)           (38,734)          (737,432)          (302,228)
                                             ----------         ----------         ----------         ----------
Increase in Net Assets From Capital
   Share Transactions....................     1,177,463          2,390,879          4,197,044          5,847,676
                                             ----------         ----------         ----------         ----------
Increase in Net Assets...................     1,178,141          2,146,412          4,091,854          5,301,099

NET ASSETS:
Beginning of period......................     2,171,416             25,004          5,326,103             25,004
                                             ----------         ----------         ----------         ----------
End of Period............................    $3,349,557         $2,171,416         $9,417,957         $5,326,103
                                             ==========         ==========         ==========         ==========

----------------
* Commencement of investment operations.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       SELIGMAN                              SELIGMAN
                                                 TIME HORIZON 10 FUND                     HARVESTER FUND
                                            ------------------------------        ------------------------------
                                             SIX MONTHS          1/10/00*          SIX MONTHS          1/10/00*
                                               ENDED                TO               ENDED                TO
                                              6/30/01            12/31/00           6/30/01            12/31/00
                                            -----------         ----------        -----------         ----------
OPERATIONS:
Net investment income ...................   $    47,967         $   27,616        $   125,150         $   54,858
Net realized gain on investments and
   distributions from Underlying Funds...            --            467,643                 --            184,771
Net change in unrealized depreciation
   of investments........................      (320,803)        (1,189,737)          (763,358)          (506,610)
                                            -----------         ----------        -----------         ----------
Increase (Decrease) in Net Assets
   From Operations.......................      (272,836)          (694,478)          (638,208)          (266,981)
                                            -----------         ----------        -----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................            --                 --            (26,363)            (9,980)
   Class B...............................            --                 --            (29,585)            (5,890)
   Class C...............................            --                 --            (60,998)           (33,650)
   Class D...............................            --                 --             (3,661)            (4,415)
Net realized gain on investments:
   Class A...............................            --             (7,470)                --             (1,547)
   Class B...............................            --            (20,397)                --             (1,288)
   Class C...............................            --            (13,395)                --             (5,232)
   Class D...............................            --             (6,587)                --               (240)
                                            -----------         ----------        -----------         ----------
Decrease in Net Assets
   From Distributions....................            --            (47,849)          (120,607)           (62,242)
                                            -----------         ----------        -----------         ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares........     7,865,160          7,385,119          6,460,289          5,236,804
Exchanged from associated Funds..........       735,319            535,159            225,623            582,192
Investment of dividends..................            --                 --            103,336             43,272
Value of shares issued in payment of
   gain distributions....................            --             41,786                 --              6,812
                                            -----------         ----------        -----------         ----------
Total....................................     8,600,479          7,962,064          6,789,248          5,869,080
                                            -----------         ----------        -----------         ----------
Cost of shares repurchased...............      (899,096)           (88,027)          (297,254)          (256,754)
Exchanged into associated Funds..........      (308,465)           (83,807)          (356,437)           (28,502)
                                            -----------         ----------        -----------         ----------
Total....................................    (1,207,561)          (171,834)          (653,691)          (285,256)
                                            -----------         ----------        -----------         ----------
Increase in Net Assets From Capital
   Share Transactions....................     7,392,918          7,790,230          6,135,557          5,583,824
                                            -----------         ----------        -----------         ----------
Increase in Net Assets...................     7,120,082          7,047,903          5,376,742          5,254,601
Net Assets:
Beginning of period......................     7,072,907             25,004          5,279,605             25,004
                                            -----------         ----------        -----------         ----------
End of Period............................   $14,192,989         $7,072,907        $10,656,347         $5,279,605
                                            -----------         ----------        -----------         ----------

-----------------
* Commencement of investment operations.
See Notes to Financial Statements.

                                       15

NOTES TO FINANCIAL STATEMENTS

1. Organization -- Seligman Time Horizon/Harvester Series, Inc. (the "Series") was incorporated in Maryland on August 4, 1999, as an open-end diversified management investment company. The Series consists of four separate funds:
Seligman Time Horizon 30 Fund ("Time Horizon 30 Fund"), Seligman Time Horizon 20 Fund ("Time Horizon 20 Fund"), Seligman Time Horizon 10 Fund ("Time Horizon 10 Fund"), and Seligman Harvester Fund ("Harvester Fund"). The Series had no operations prior to January 10, 2000 (commencement of investment operations), other than those relating to organizational matters, and for each Fund, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 3,502 Class A shares of Capital Stock for $25,004 on December 14, 1999. Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the "Underlying Funds").

2. Multiple Classes of Shares -- Each Fund of the Series offers four classes of shares -- Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. Security Valuation -- Underlying Funds owned by a Fund are valued at their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal in come tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

f. Initial Registration Expenses -- Initial registration expenses are being amortized on a straight-line basis over a period of 18 months starting with the commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS

4. Purchases and Sales of Securities -- Purchases and sales of portfolio securities (Underlying Funds), excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, were as follows:

        FUND                     PURCHASES                SALES
--------------------             ---------               -------
Time Horizon 30 Fund             $1,157,923              $    --
Time Horizon 20 Fund              4,067,366                   --
Time Horizon 10 Fund              7,198,122                   --
Harvester Fund                    6,542,531                   --

    At June 30, 2001, the cost of investments was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                    TOTAL               TOTAL
                                 UNREALIZED          UNREALIZED
        FUND                    APPRECIATION        DEPRECIATION
--------------------            ------------        ------------
Time Horizon 30 Fund              $ 81,312              430,861
Time Horizon 20 Fund               248,636            1,180,124
Time Horizon 10 Fund               249,581            1,760,121
Harvester Fund                      71,863            1,341,831

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund's average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Fund's expenses, other than distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. The undertaking will remain in effect at least until December 31, 2003.

    The Distributor, agent for the distribution of the Series' shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                                 DISTRIBUTOR            DEALER
        FUND                     CONCESSIONS          COMMISSIONS
--------------------             -----------          -----------
Time Horizon 30 Fund                 $1,125              $13,668
Time Horizon 20 Fund                  2,481               44,481
Time Horizon 10 Fund                  5,116               72,280
Harvester Fund                        1,242               42,898

   Each Fund of the Series has an Administration, Share holder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

   For the six months ended June 30, 2001, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by Underlying Funds), aggregated $24, $51, $57, and $47, respectively, or 0.01% per annum of the average daily net assets of Class A shares.

   With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

                                                                      ANNUALIZED
        FUND                CLASS B      CLASS C      CLASS D     FEE RATE
--------------------        -------      -------      -------    ----------
Time Horizon 30 Fund        $ 1,557      $ 5,024      $  877        0.76%
Time Horizon 20 Fund          3,185       12,476       2,607        0.76%
Time Horizon 10 Fund         11,850       14,351       3,690        0.76%
Harvester Fund                7,536       15,735         940        0.76%

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $982 for Time Horizon 30 Fund, $1,582 for Time Horizon 20 Fund, $3,579 for Time Horizon 10 Fund and $1,933 for Harvester Fund.

   The Distributor has sold its rights to the Purchaser to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect

NOTES TO FINANCIAL STATEMENTS

any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the six months ended June 30, 2001, were as follows:

         FUND                      AMOUNT
--------------------               ------
Time Horizon 30 Fund               $  461
Time Horizon 20 Fund                  846
Time Horizon 10 Fund                2,423
Harvester Fund                      2,372

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                DISTRIBUTION AND
        FUND                  COMMISSIONS         SERVICE FEES
-------------------          ------------       ----------------
Time Horizon 30 Fund              $85                $  68
Time Horizon 20 Fund                4                  261
Time Horizon 10 Fund               --                   65
Harvester Fund                     50                   43

Seligman Data Corp., which is owned by certain associated investment companies, charged for shareholder account services the following amounts:

        FUND                        AMOUNT
--------------------                ------
Time Horizon 30 Fund                $1,086
Time Horizon 20 Fund                 1,185
Time Horizon 10 Fund                 2,422
Harvester Fund                       1,171

   Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at June 30, 2001, included in other liabilities, are as follows:

        FUND                         AMOUNT
--------------------                 ------
Time Horizon 30 Fund                  $809
Time Horizon 20 Fund                   809
Time Horizon 10 Fund                   809
Harvester Fund                         809

6. Capital Stock Share Transactions -- The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At June 30, 2001, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

                                                  CLASS A                                       CLASS B
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/10/00+ TO          SIX MONTHS ENDED         4/24/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 30 FUND
Sales of shares...............   54,203    $312,461    69,461    $474,030      51,714     $308,591   31,001    $212,542
Exchanged from
   associated Funds...........    7,387      44,866     9,130      66,189      15,386      89,586    11,345      75,336
Shares issued in payment of
   gain distributions.........       --          --       291       1,860          --          --       156         994
                                 ------    --------    ------    --------      ------    --------    ------    --------
Total.........................   61,590     357,327    78,882     542,079      67,100     398,177    42,502     288,872
                                 ------    --------    ------    --------      ------    --------    ------    --------
Shares repurchased............   (5,394)    (32,357)     (895)     (6,518)     (4,552)    (27,565)     (308)     (2,000)
Exchanged into
   associated Funds...........     (310)     (1,776)   (3,741)    (26,997)         --          --        --          --
                                 ------    --------    ------    --------      ------    --------    ------    --------
Total.........................   (5,704)    (34,133)   (4,636)    (33,515)     (4,552)    (27,565)     (308)     (2,000)
                                 ------    --------    ------    --------      ------    --------    ------    --------
Increase......................   55,886    $323,194    74,246    $508,564      62,548    $370,612    42,194    $286,872
                                 ======    ========    ======    ========      ======    ========    ======    ========

                                       18

NOTES TO FINANCIAL STATEMENTS

                                                  CLASS C                                        CLASS D
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         2/8/00+ TO           SIX MONTHS ENDED         2/14/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 30 FUND
Sales of shares...............   74,375    $452,707   198,728  $1,360,123      19,097    $113,466    25,961    $201,251
Exchanged from
   associated Funds...........    3,419      20,664     2,569      17,239         929       5,471     1,916      15,004
Shares issued in payment of
   gain distributions.........       --          --       666       4,238          --          --       127         807
                                 ------    --------    ------  ----------      ------    --------    ------    --------
Total.........................   77,794     473,371   201,963   1,381,600      20,026     118,937    28,004     217,062
                                 ------    --------    ------  ----------      ------    --------    ------    --------
Shares repurchased............  (14,699)    (89,792)     (399)     (2,877)     (2,986)    (17,457)      (45)       (305)
Exchanged into
   associated Funds...........     (204)     (1,160)       (4)        (37)        (42)       (242)       --          --
                                 ------    --------    ------  ----------      ------    --------    ------    --------
Total.........................  (14,903)    (90,952)     (403)     (2,914)     (3,028)    (17,699)      (45)       (305)
                                 ------    --------    ------  ----------      ------    --------    ------    --------
Increase......................   62,891    $382,419   201,560  $1,378,686      16,998    $101,238    27,959    $216,757
                                 ======    ========   =======  ==========      ======    ========    ======    ========

                                                  CLASS A                                       CLASS B
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/10/00+ TO          SIX MONTHS ENDED         3/21/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 20 FUND
Sales of shares...............  143,382  $  855,552    79,845    $575,332      92,969    $565,140   104,820    $755,002
Exchanged from
   associated Funds...........   51,277     319,684    96,757     666,774       4,417      26,503     9,872      70,488
Shares issued in payment of
   gain distributions.........       --          --       884       5,828          --          --       496       3,241
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  194,659   1,175,236   177,486   1,247,934      97,386     591,643   115,188     828,731
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Shares repurchased............   (7,286)    (46,984)      (23)       (174)     (5,667)    (34,813)       (6)        (39)
Exchanged into
   associated Funds...........  (14,757)    (91,069)      (14)       (104)         --          --        --          --
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  (22,043)   (138,053)      (37)       (278)     (5,667)    (34,813)       (6)        (39)
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Increase......................  172,616  $1,037,183   177,449  $1,247,656      91,719    $556,830   115,182    $828,692
                                =======  ==========   =======  ==========      ======    ========   =======    ========

                                                  CLASS C                                        CLASS D
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/18/00+ TO          SIX MONTHS ENDED         1/21/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 20 FUND
Sales of shares...............  446,658  $2,750,498   421,801  $2,961,559      32,666    $203,059    61,575    $451,039
Exchanged from
   associated Funds...........    5,335      34,460    22,103     145,454      29,367     179,580    69,503     500,023
Shares issued in payment of
   gain distributions.........       --          --     1,901      12,431          --          --       418       2,733
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  451,993   2,784,958   445,805   3,119,444      62,033     382,639   131,496     953,795
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Shares repurchased............  (23,752)   (146,660)  (14,919)   (101,983)    (26,803)   (166,876)  (24,330)   (167,956)
Exchanged into
   associated Funds...........  (37,785)   (246,770)   (5,320)    (31,972)       (780)     (4,260)       --          --
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  (61,537)   (393,430)  (20,239)   (133,955)    (27,583)   (171,136)  (24,330)   (167,956)
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Increase......................  390,456  $2,391,528   425,566  $2,985,489      34,450    $211,503   107,166    $785,839
                                =======  ==========   =======  ==========      ======    ========   =======    ========

                                                  CLASS A                                       CLASS B
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/10/00+ TO          SIX MONTHS ENDED         2/18/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 10 FUND
Sales of shares...............  230,958  $1,424,060   134,070  $  974,214     259,229  $1,616,001   412,349  $2,979,014
Exchanged from
   associated Funds...........   18,489     118,311    25,685     196,833      20,075     121,684    33,408     246,415
Shares issued in payment of
   gain distributions.........       --          --     1,069       7,218          --          --     2,417      16,245
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Total.........................  249,447   1,542,371   160,824   1,178,265     279,304   1,737,685   448,174   3,241,674
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Shares repurchased............  (10,805)    (64,524)   (5,717)    (42,166)    (53,872)   (345,191)   (4,187)    (30,389)
Exchanged into
   associated Funds...........       (7)        (39)   (1,090)     (7,741)    (20,271)   (123,095)   (6,427)    (43,522)
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Total.........................  (10,812)    (64,563)   (6,807)    (49,907)    (74,143)   (468,286)  (10,614)    (73,911)
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Increase......................  238,635  $1,477,808   154,017  $1,128,358     205,161  $1,269,399   437,560  $3,167,763
                                =======  ==========   =======  ==========     =======  ==========   =======  ==========

NOTES TO FINANCIAL STATEMENTS

                                                  CLASS C                                        CLASS D
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         3/6/00+ TO           SIX MONTHS ENDED         2/15/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
TIME HORIZON 10 FUND
Sales of shares...............  699,488  $4,409,348   355,995  $2,544,912      65,821    $415,751   119,782    $886,979
Exchanged from
   associated Funds...........   40,574     266,068        --          --      36,665     229,256    12,500      91,911
Shares issued in payment of
   gain distributions.........       --          --     1,777      11,944          --          --       949       6,379
                                -------  ----------   -------  ----------     -------    --------   -------    --------
Total.........................  740,062   4,675,416   357,772   2,556,856     102,486     645,007   133,231     985,269
                                -------  ----------   -------  ----------     -------    --------   -------    --------
Shares repurchased............  (43,556)   (268,542)   (1,824)    (13,203)    (35,951)   (220,839)     (319)     (2,269)
Exchanged into
   associated Funds...........  (21,750)   (136,882)       --          --      (7,912)    (48,449)   (4,771)    (32,544)
                                -------  ----------   -------  ----------     -------    --------   -------    --------
Total.........................  (65,306)   (405,424)   (1,824)    (13,203)    (43,863)   (269,288)   (5,090)    (34,813)
                                -------  ----------   -------  ----------     -------    --------   -------    --------
Increase......................  674,756  $4,269,992   355,948  $2,543,653      58,623    $375,719   128,141    $950,456
                                =======  ==========   =======  ==========     =======    ========   =======    ========

                                                  CLASS A                                       CLASS B
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/10/00+ TO          SIX MONTHS ENDED         2/17/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
HARVESTER FUND
Sales of shares...............   45,727    $278,649   206,151  $1,396,851     252,008  $1,581,416   160,691  $1,090,136
Exchanged from
   associated Funds...........    5,353      33,591     2,142      14,973      18,112     109,800     9,238      62,378
Shares issued in payment
   of dividends...............    3,179      19,613     1,016       7,056       4,238      25,911       586       3,990
Shares issued in payment of
   gain distributions.........       --          --       123         817          --          --       130         871
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Total.........................   54,259     331,853   209,432   1,419,697     274,358   1,717,127   170,645   1,157,375
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Shares repurchased............   (7,213)    (47,159)   (7,021)    (48,337)     (5,886)    (36,107)      (80)       (534)
Exchanged into
   associated Funds...........       --          --    (1,658)    (11,502)     (3,346)    (20,121)       --          --
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Total.........................   (7,213)    (47,159)   (8,679)    (59,839)     (9,232)    (56,228)      (80)       (534)
                                -------  ----------   -------  ----------     -------  ----------   -------  ----------
Increase......................   47,046    $284,694   200,753  $1,359,858     265,126  $1,660,899   170,565  $1,156,841
                                =======  ==========   =======  ==========     =======  ==========   =======  ==========

                                                  CLASS C                                        CLASS D
                                 ----------------------------------------       ---------------------------------------
                                  SIX MONTHS ENDED         1/18/00+ TO          SIX MONTHS ENDED         2/29/00* TO
                                       6/30/01              12/31/00                 6/30/01              12/31/00
                                 ------------------    ------------------      ------------------    ------------------
                                 SHARES     AMOUNT     SHARES     AMOUNT       SHARES     AMOUNT     SHARES     AMOUNT
                                 ------    --------    ------    --------      ------    --------    ------    --------
HARVESTER FUND
Sales of shares...............  688,306  $4,262,493   360,006  $2,545,287      54,771    $337,731    29,220    $204,530
Exchanged from
   associated Funds...........    6,911      42,153    57,955     420,459       6,479      40,078    11,635      84,382
Shares issued in payment
   of dividends...............    8,889      54,558     4,328      29,974         534       3,254       323       2,252
Shares issued in payment of
   gain distributions.........       --          --       734       4,884          --          --        36         240
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  704,106   4,359,204   423,023   3,000,604      61,784     381,063    41,214     291,404
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Shares repurchased............  (35,787)   (213,895)   (7,028)    (49,188)        (14)        (92)  (22,639)   (158,695)
Exchanged into
   associated Funds...........  (55,891)   (336,316)   (2,580)    (17,000)         --          --        --          --
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Total.........................  (91,678)   (550,211)   (9,608)    (66,188)        (14)        (92)  (22,639)   (158,695)
                                -------  ----------   -------  ----------      ------    --------   -------    --------
Increase......................  612,428  $3,808,993   413,415  $2,934,416      61,770    $380,971    18,575    $132,709
                                =======  ==========   =======  ==========      ======  ==========   =======    ========

---------------
+ Commencement of investment operations.
* Commencement of issuance of shares.

                                       20

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                               TIME HORIZON 30 FUND
                            -----------------------------------------------------------------------------------------
                                   CLASS A                 CLASS B                CLASS C                CLASS D
                            ---------------------  ---------------------- --------------------  ---------------------
                            SIX MONTHS   1/10/00*  SIX MONTHS   4/24/00++ SIX MONTHS  2/8/00++  SIX MONTHS  2/14/00++
                               ENDED        TO        ENDED       TO         ENDED       TO        ENDED       TO
                              6/30/01    12/31/00    6/30/01   12/31/00     6/30/01   12/31/00    6/30/01   12/31/00
                            ----------   --------  ----------  ----------  ---------  --------  ----------  ---------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period .......  $6.24       $7.14     $6.21       $7.00     $6.21       $7.56     $6.21       $7.58
                                -----       -----     -----       -----     -----       -----     -----       -----
Income from Investment
   Operations:
Net investment income (loss)..  (0.02)      (0.03)    (0.04)      (0.05)    (0.04)      (0.07)    (0.04)      (0.08)
Net realized and unrealized
   gain (loss) on investments   (0.07)      (0.84)    (0.07)      (0.71)    (0.07)      (1.25)    (0.07)      (1.26)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total from Investment
   Operations ................  (0.09)      (0.87)    (0.11)      (0.76)    (0.11)      (1.32)    (0.11)      (1.34)
                                -----       -----     -----       -----     -----       -----     -----       -----
Less Distributions:
Distributions from net
   investment income .........     --          --        --          --        --          --        --          --
Distributions from net
   realized capital gains ....     --       (0.03)       --       (0.03)       --       (0.03)       --       (0.03)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total Distributions ..........     --       (0.03)       --       (0.03)       --       (0.03)       --       (0.03)
                                -----       -----     -----       -----     -----       -----     -----       -----
Net Asset Value,
   End of Period .............  $6.15       $6.24     $6.10       $6.21     $6.10       $6.21     $6.10       $6.21
                                =====       =====     =====       =====     =====       =====     =====       =====
TOTAL RETURN:                   (1.44)%    (12.18)%00 (1.77)%    (10.85)%00 (1.77)%    (17.46)%00 (1.77)%  (17.67)%00

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000s omitted).............   $822        $485      $639        $262    $1,614      $1,251      $274        $174
Ratio of expenses to
   average net assets.........   0.51%+++   0.51%+     1.26%+++    1.26%+    1.26%+++    1.26%+    1.26%+++    1.26%+
Ratio of net investment loss
   to average net assets......  (0.51)%+++ (0.51)%+   (1.26)%+++  (1.26)%+  (1.26)%+++  (1.26)%+  (1.26)%+++  (1.26)%+
Portfolio turnover rate.......     --          --        --          --        --          --        --          --
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets.........   4.60%+++   25.60%+    5.35%+++   14.14%+    5.35%+++   14.14%+    5.35%+++   14.14%+
Ratio of net investment loss
   to average net assets......  (4.60)%+++ (25.60)%+  (5.35)%+++ (14.14)%+  (5.35)%+++ (14.14)%+  (5.35)%+++ (14.14)%+

------------------
See footnotes on page 24.

                                       21

FINANCIAL HIGHLIGHTS

                                                               TIME HORIZON 20 FUND
                            -----------------------------------------------------------------------------------------
                                   CLASS A                 CLASS B                CLASS C                CLASS D
                            ---------------------  ---------------------- --------------------- ---------------------
                            SIX MONTHS   1/10/00*  SIX MONTHS   3/21/00++ SIX MONTHS  1/18/00++ SIX MONTHS  1/21/00++
                               ENDED        TO        ENDED       TO         ENDED       TO       ENDED        TO
                              6/30/01    12/31/00    6/30/01   12/31/00     6/30/01   12/31/00   6/30/01    12/31/00
                            ----------   --------  ----------  ----------  ---------  --------  ----------  ---------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period .......  $6.47       $7.14     $6.41       $7.93     $6.41       $7.28     $6.41       $7.31
                                -----       -----     -----       -----     -----       -----     -----       -----
Income from Investment
   Operations:
Net investment income (loss) .  (0.02)      (0.03)    (0.04)      (0.07)    (0.04)      (0.08)    (0.04)      (0.09)
Net realized and unrealized
   gain (loss) on investments   (0.18)      (0.60)    (0.19)      (1.41)    (0.19)      (0.75)    (0.19)      (0.77)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total from Investment
   Operations ................  (0.20)      (0.63)    (0.23)      (1.48)    (0.23)      (0.83)    (0.23)      (0.86)
                                -----       -----     -----       -----     -----       -----     -----       -----
Less Distributions:
Distributions from net
   investment income .........     --          --        --          --        --          --        --          --
Distributions from net
   realized capital gains ....     --       (0.04)       --       (0.04)       --       (0.04)       --       (0.04)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total Distributions ..........     --       (0.04)       --       (0.04)       --       (0.04)       --       (0.04)
                                -----       -----     -----       -----     -----       -----     -----       -----
Net Asset Value,
   End of Period .............  $6.27       $6.47     $6.18       $6.41     $6.18       $6.41     $6.18       $6.41
                                =====       =====     =====       =====     =====       =====     =====       =====
TOTAL RETURN:                   (3.09)%     (8.83)%00 (3.59)%    (18.67)%00 (3.59)%    (11.41)%00 (3.59)%    (11.77)%00

Ratios/Supplemental Data:
Net assets, end of period
   (000s omitted) ............ $2,218      $1,171    $1,279        $739    $5,045      $2,729      $876        $687
Ratio of expenses to
   average net assets ........   0.51%+++    0.51%+    1.26%+++    1.26%+    1.26%+++    1.26%+    1.26%+++    1.26%+
Ratio of net investment loss
   to average net assets .....  (0.51)%+++  (0.51)%+  (1.26)%+++  (1.26)%+  (1.26)%+++  (1.26)%+  (1.26)%+++  (1.26)%+
Portfolio turnover rate ......     --        0.62%       --        0.62%0      --        0.62%0      --        0.62%0
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets ........   2.12%+++   11.84%+    2.87%+++    5.84%+    2.87%+++    5.84%+    2.87%+++    5.84%+
Ratio of net investment loss
   to average net assets .....  (2.12)%+++ (11.84)%+  (2.87)%+++  (5.84)%+  (2.87)%+++  (5.84)%+  (2.87)%+++  (5.84)%+

------------------
See footnotes on page 24.

                                       22

FINANCIAL HIGHLIGHTS

                                                                TIME HORIZON 10 FUND
                            -----------------------------------------------------------------------------------------
                                   CLASS A                 CLASS B                CLASS C                CLASS D
                            --------------------- ---------------------- ---------------------  ---------------------
                            SIX MONTHS   1/10/00* SIX MONTHS  2/18/00++  SIX MONTHS   3/6/00++  SIX MONTHS  2/15/00++
                               ENDED        TO       ENDED       TO         ENDED       TO         ENDED       TO
                              6/30/01    12/31/00   6/30/01    12/31/00     6/30/01   12/31/00    6/30/01   12/31/00
                            ----------   --------  ----------  ----------  ---------  --------  ----------  ---------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period .......  $6.59       $7.14     $6.55       $7.33     $6.55       $7.78     $6.55       $7.42
                                -----       -----     -----       -----     -----       -----     -----       -----
Income from Investment
   Operations:
Net investment income (loss) .   0.05        0.10      0.03        0.04      0.03        0.04      0.03        0.04
Net realized and unrealized
   gain (loss) on investments   (0.30)      (0.60)    (0.30)      (0.77)    (0.30)      (1.22)    (0.30)      (0.86)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total from Investment
   Operations ................  (0.25)      (0.50)    (0.27)      (0.73)    (0.27)      (1.18)    (0.27)      (0.82)
                                -----       -----     -----       -----     -----       -----     -----       -----
Less Distributions:
Distributions from net
   investment income .........     --          --        --          --        --          --        --          --
Distributions from net
   realized capital gains ....     --       (0.05)       --       (0.05)       --       (0.05)       --       (0.05)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total Distributions ..........     --       (0.05)       --       (0.05)       --       (0.05)       --       (0.05)
                                -----       -----     -----       -----     -----       -----     -----       -----
Net Asset Value,
   End of Period .............  $6.34       $6.59     $6.28       $6.55     $6.28       $6.55     $6.28       $6.55
                                =====       =====     =====       =====     =====       =====     =====       =====
TOTAL RETURN:                   (3.79)%     (7.02)%00 (4.12)%     (9.98)%00 (4.12)%    (15.18)%00 (4.12)%    (11.07)%00

Ratios/Supplemental Data:
Net assets, end of period
   (000s omitted) ............ $2,511      $1,037    $4,037      $2,865    $6,472      $2,331    $1,173        $839
Ratio of expenses to
   average net assets ........   0.51%+++    0.51%+    1.26%+++    1.26%+    1.26%+++    1.26%+    1.26%+++    1.26%+
Ratio of net investment income
    to average net assets ....   1.64%+++    1.44%+    0.89%+++    0.69%+    0.89%+++    0.69%+    0.89%+++    0.69%+
Portfolio turnover rate ......     --          --        --          --        --          --        --          --
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets ........   1.65%+++    8.02%+    2.40%+++    4.36%+    2.40%+++    4.36%+    2.40%+++    4.36%+
Ratio of net investment income
   (loss) to average net assets  (0.50)%+++ (6.07)%+  (0.25)%+++  (2.41)%+  (0.25)%+++  (2.41)%+  (0.25)%+++  (2.41)%+

------------------
See footnotes on page 24.

                                       23

FINANCIAL HIGHLIGHTS

                                                                    HARVESTER FUND
                            -----------------------------------------------------------------------------------------
                                   CLASS A                 CLASS B                CLASS C                CLASS D
                            ---------------------  ---------------------  --------------------- ---------------------
                            SIX MONTHS   1/10/00*  SIX MONTHS  2/17/00++  SIX MONTHS  1/18/00++ SIX MONTHS  2/29/00++
                                ENDED      TO        ENDED       TO         ENDED       TO         ENDED       TO
                               6/30/01   12/31/00   6/30/01    12/31/00     6/30/01   12/31/00    6/30/01   12/31/00
                            ----------   --------  ----------  ----------  ---------  --------  ----------  ---------
PER SHARE DATA:
Net Asset Value,
   Beginning of Period .......  $6.56       $7.14     $6.54       $7.16     $6.54       $7.16     $6.54       $7.21
                                -----       -----     -----       -----     -----       -----     -----       -----
Income from Investment
   Operations:
Net investment income (loss) .   0.12        0.23      0.09        0.16      0.09        0.18      0.09        0.16
Net realized and unrealized
   gain (loss) on investments   (0.58)      (0.57)    (0.60)      (0.61)    (0.60)      (0.61)    (0.60)      (0.66)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total from Investment
   Operations ................  (0.46)      (0.34)    (0.51)      (0.45)    (0.51)      (0.43)    (0.51)      (0.50)
                                -----       -----     -----       -----     -----       -----     -----       -----
Less Distributions:
Distributions from net
   investment income .........  (0.12)      (0.23)    (0.09)      (0.16)    (0.09)      (0.18)    (0.09)      (0.16)
Distributions from net
   realized capital gains ....     --       (0.01)       --       (0.01)       --       (0.01)       --       (0.01)
                                -----       -----     -----       -----     -----       -----     -----       -----
Total Distributions ..........  (0.12)      (0.24)    (0.09)      (0.17)    (0.09)      (0.19)    (0.09)      (0.17)
                                -----       -----     -----       -----     -----       -----     -----       -----
Net Asset Value,
   End of Period .............  $5.98       $6.56     $5.94       $6.54     $5.94       $6.54     $5.94       $6.54
                                =====       =====     =====       =====     =====       =====     =====       =====
TOTAL RETURN:                   (7.09)%     (4.99)%00 (7.82)%     (6.50)%00 (7.82)%     (6.29)%00 (7.82)%     (7.20)%00

Ratios/Supplemental Data:
Net assets, end of period
   (000s omitted) ............ $1,502      $1,339    $2,588      $1,115    $6,088      $2,704      $478        $122
Ratio of expenses to
   average net assets ........   0.51%+++    0.51%+    1.26%+++    1.26%+    1.26%+++    1.26%+    1.26%+++    1.26%+
Ratio of net investment income
   to average net assets .....   3.83%+++    3.38%+    3.08%+++    2.63%+    3.08%+++    2.63%+    3.08%+++    2.63%+
Portfolio turnover rate ......     --        9.14%       --        9.14%0      --        9.14%0      --        9.14%0
Without fee waiver and
   expense reimbursement:**
Ratio of expenses to
   average net assets ........   1.79%+++   12.49%+    2.54%+++    6.04%+    2.54%+++    6.04%+    2.54%+++    6.04%+
Ratio of net investment income
   (loss) to average net assets  2.54%+++   (8.60)%+   1.79%+++   (2.15)%+   1.79%+++   (2.15)%+   1.79%+++   (2.15)%+

-----------------
  * Commencement of investment operations.

 ** The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.

  + In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Series' commencement of investment operations.

 ++ Commencement of issuance of shares.

+++ Annualized.

  0 For the period 1/10/00 to 12/31/00.

 00 The total returns shown for each Class of shares from commencement of investment operations/issuance of shares to 12/31/00, are calculated from the later of the respective Fund's commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If shares of each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:

       Time Horizon 30 Fund         Time Horizon 20 Fund          Time Horizon 10 Fund           Harvester Fund
      -----------------------       ----------------------       ----------------------       ---------------------
      Class A        (12.18)%       Class A        (8.83)%       Class A        (7.02)%       Class A       (4.99)%
      Class B        (12.53)        Class B        (9.46)        Class B        (7.78)        Class B       (5.87)
      Class C        (12.77)        Class C        (9.69)        Class C        (7.64)        Class C       (5.98)
      Class D        (12.76)        Class D        (9.68)        Class C        (7.90)        Class D       (5.97)

   These total returns have been computed from the commencement of investment operations date and incorporate the total return of Class A shares of the Fund from the commencement of investment operations date through the initial issuance dates of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date.

See Notes to Financial Statements.
                                       24

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Time Horizon/Harvester Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Seligman Time Horizon/ Harvester Series, Inc. (comprising, respectively, Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and Harvester
Fund), including the portfolios of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the period January 10, 2000 (commencement of investment operations) to December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Series' custodian and shareholder service agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Time Horizon/Harvester Series, Inc. as of June 30, 2001, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
August 17, 2001

BOARD OF DIRECTORS

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and
   Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 3, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Corporation
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

-----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T.Zino
President

Charles W. Kadlec
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary


For More Information

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC)-- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book.

                                     [LOGO]
                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Time Horizon/Harvester Series, Inc., which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

THF3 6/01

Printed on Recycled Paper